                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 12, 2006
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                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

          0-21039                                         52-1975978
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 (Commission File Number)                      (IRS Employer Identification No.)

 1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                 22209
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  (Address of principal executive offices)                 (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 12, 2006, the Board of Directors (the "Board") of Strayer Education, Inc.
(the "Corporation") approved a new compensation arrangement for non-employee directors. Under the new arrangement, non-employee directors will receive an annual retainer of $80,000 in restricted stock, up to $40,000 of which may, at the election of each director, be paid in cash. This retainer fee will be effective beginning with the period from the 2006 annual meeting of stockholders to the 2007 annual meeting of stockholders (and thereafter would be paid for each subsequent annual period). Each year, the number of restricted shares to be issued to directors will be determined based on the closing price of the shares of the Corporation's common stock on the date of the Corporation's annual meeting of stockholders. For this year, the shares were valued at $103.60, the closing sales price on May 3, 2006, the date of the 2006 annual meeting. The restricted stock will vest over three years in three equal annual installments.
The restricted stock will be issued under the Corporation's standard form of
Restricted Stock Agreement previously filed as an exhibit to the Corporation's
Form 8-K filed on August 2, 2005. The cash component of the retainer, if elected by the director, will be payable quarterly in four equal amounts promptly after each of the four regularly scheduled Board meetings. The new annual retainer replaces the board meeting, committee meeting and committee chairmanship fees previously paid to non-employee directors other than audit committee meeting fees which will now be $1,000 per meeting. Non-employee directors will continue to be reimbursed for their out-of-pocket costs incurred for attending board and committee meetings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 18, 2006                 Strayer Education, Inc.

                                   By:            /s/ Mark C. Brown
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                                                     Mark C. Brown
                                       Senior Vice President and Chief Financial
                                                        Officer